UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):            April 17, 2007
Lifecore Biomedical, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	0-4136	41-0948334

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska, Minnesota		55318

(Address of principal executive		(Zip Code)
offices)

Registrant’s telephone number, including area code: 952-368-4300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
On April 17, 2007, Lifecore Biomedical, Inc. (“Lifecore”) issued a press release setting forth Lifecore’s Fiscal 2007 third quarter financial results. A copy of Lifecore’s press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(c) The following exhibit is being furnished herewith:
99.1       Press release dated April 17, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
Dated: April 17, 2007	/s/ Dennis J. Allingham
Dennis J. Allingham
President & Chief Executive Officer

Exhibit Index
99.1       Press release dated April 17, 2007